UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 24, 2014, Tornier N.V. (“Tornier”) entered into a purchase agreement (the “Underwriting Agreement”) with TMG Holdings Coöperatief U.A., an affiliate of Warburg Pincus LLC and an existing shareholder of Tornier (the “Selling Shareholder”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”), relating to the sale by the Selling Shareholder of 5,125,000 ordinary shares, par value €0.03 per share, of Tornier (the “Shares”), at purchase price of $18.94 per share. The offering closed on February 28, 2014. Tornier did not sell any shares in this offering or receive any proceeds from this offering.

The offering described in this current report on Form 8-K was effected under Tornier’s shelf registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission on April 19, 2013 (File No. 333-187817).

The Underwriting Agreement contains customary representations, warranties and agreements of Tornier and the Selling Shareholder.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report and is incorporated by reference in this Item 1.01.

The Underwriting Agreement has been filed with this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Tornier. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. You should not rely on the representations, warranties and covenants in the Underwriting Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated February 24, 2014, among Tornier N.V., TMG Holdings Coöperatief U.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2014	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Senior Vice President, Chief Legal Officer
and Secretary

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

1.1	Purchase Agreement, dated February 24, 2014, among Tornier N.V., TMG Holdings Coöperatief U.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated	Filed herewith